UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23447

ALPHA ALTERNATIVE ASSETS FUND

(Exact name of registrant as specified in charter)

1615 South Congress Avenue

Suite 103

Delray Beach, Florida 33445

(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, including Area Code: (949) 326-9796

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024 – September 30, 2025

Item 1. Reports to Shareholders.

(a)

ALPHA GROWTH MANAGEMENT

Alpha Alternative Assets Fund

Annual Report | September 30, 2025

Table of Contents

Shareholder Letter	1
Portfolio Update	2
Portfolio of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Privacy Policy	31
Trustees and Officers	33

Alpha Alternative Assets Fund	Shareholder Letter

September 30, 2025 (Unaudited)

Dear Valued Shareholder,

As we conclude another year, we are pleased to present our latest update on the Alpha Alternative Assets Fund (“AAAF”) that seeks to capture niche investment opportunities across diverse asset classes. Our commitment to delivering strong, risk-adjusted returns remains unwavering, and we appreciate your continued trust in our vision and strategy.

Fund Performance

This performance was driven primarily by our allocations in uncorrelated esoteric and longevity assets, which continue to show resilience despite market volatility. As these assets have remained in the portfolio longer, we are beginning to see enhanced cash flow realization and improved yield capture, reflecting the underlying strength and compounding nature of the strategy. Several of our earlier-vintage positions are now moving from accrual to realization phases, contributing positively to NAV progression and distributable income.

Portfolio Highlights

Our strategic co-investment in two royalty deals has begun to yield promising results, with cash flows tracking ahead of expectations as contractual maturities progress. Likewise, the litigation finance exposures are now contributing measurable returns new investments have contributed to the underlying growth. This natural portfolio seasoning effect underscores our investment thesis — that many alternative income strategies deliver their strongest performance after assets have been held and managed through their initial yield-stabilization periods.

Market Outlook

While macroeconomic factors such as interest rate fluctuations and inflation pose challenges to many Funds, we believe that our focus on niche markets and alternative assets positions us well to navigate the complexities of the current environment. Importantly, the maturation of our existing holdings provides an organic growth driver independent of new capital deployment — offering increasing stability and predictability of returns as the portfolio matures.

Shareholder Initiatives

We are excited to announce an update to our website and a series of videos on the Fund’s investments aimed at enhancing shareholder engagement and transparency. We believe this will provide valuable insights into our investment process and foster a deeper connection with our shareholders.

Conclusion

We are encouraged by the improving performance trajectory across our seasoned investments and the continued normalization of cash flows across our underlying holdings. This trend reinforces our conviction that the Fund’s long-term compounding potential strengthens as the portfolio matures.

Warm regards,

Gobind Sahney

Principal and Portfolio Manager

Annual Report | September 30, 2025	1

Alpha Alternative Assets Fund	Portfolio Update
September 30, 2025 (Unaudited)

Average Annual Total Returns (as of September 30, 2025)

	1 Year	3 Year	5 Year	Since Inception
Alpha Alternative Assets Fund – A – NAV(a)	4.03%	–	–	5.22%
Alpha Alternative Assets Fund – A – LOAD(a)	-1.12%	–	–	2.51%
Alpha Alternative Assets Fund – I – NAV(b)	4.08%	3.89%	-3.04%	-1.20%
Bloomberg Global Aggregate Index (c)	2.40%	5.45%	-1.56%	-0.30%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (949)326-9796 or by visiting www.alphagrowthmgt.com.

(a)	Class A inception date: October 3, 2023.
(b)	Class I inception date: October 1, 2019.
(c)	The Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from multiple local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and fixed-rate bonds from both developed and emerging markets issuer.

Performance of $10,000 Initial Investment (as of September 30, 2025)

[1]	Alpha Growth Management LLC, the Fund’s current adviser, became the Fund’s investment adviser on 09/01/2022. Prior to that date, the Fund was advised by a different investment adviser using a different investment strategy.

2	www.alphagrowthmgt.com

Alpha Alternative Assets Fund	Portfolio Update
September 30, 2025 (Unaudited)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for the Fund was 4.45% for class I and 5.47% for class A, before fee waivers and expense reimbursement, and 2.46% for class I and 2.71% for class A after fee waiver and expense reimbursement, which was stated in the current prospectus. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2026, to waive management fees and to pay or absorb the ordinary annual operating expenses of the Fund and the organizational and offering expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, distribution and shareholder servicing fees, and extraordinary expenses) to the extent that the management fees plus the Fund's expenses exceed 2.40% per annum of the Fund's average daily net assets attributable to class A shares and class I shares.

Portfolio Composition (as a % of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | September 30, 2025	3

Alpha Alternative Assets Fund	Portfolio of Investments
September 30, 2025

	Shares	Value (Note 2)
PRIVATE FUND INVESTMENTS (27.87%)
FBF 2023-1 LLC Economic Interest(a)(b)(c)	-	$1,922,965
MEP Capital IV, L.P.(b)(c)(d)(e)	-	1,771,639
WSP TGA Holdings, LLC(b)(c)(e)	-	1,758,950
Total Private Fund Investments		5,453,554

TOTAL PRIVATE FUND INVESTMENTS
(Cost $5,260,475)		5,453,554

	Principal Amount	Value (Note 2)
ASSET-BACKED SECURITIES (22.25%)
Asset Backed Securities (22.25%)
Experity Ventures SPV IV, LLC Class C Note, 17.500%, 06/22/2037	3,500,000	3,500,000
Quaker State Holdings, LLC Series 2024-A, 9.000%, 03/12/2029	839,207	855,467
Total Asset Backed Securities		4,355,467

TOTAL ASSET-BACKED SECURITIES
(Cost $4,265,121)		4,355,467

PRIVATE LOANS (10.86%)
Alpha Alternative Strategies ICAV 3M US SOFR + 6.500%, 05/30/2027(a)(f)	1,600,000	1,600,000
Wildbrain - IOM Debt Financing, 14.000%, 12/17/2028(a)(e)(g)	484,763	527,009

TOTAL PRIVATE LOANS
(Cost $2,084,763)		2,127,009

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Portfolio of Investments
September 30, 2025

	Principal Amount	Value (Note 2)
PRIVATE NOTES (25.03%)
Financial Service Company (25.03%)
Pentor Life Settlements 10.000%, 08/25/2028(a)	$750,000	$750,000
Thrivest Legal Funding, LLC Promissory Note 12.000%, 05/01/2029(e)	4,000,000	4,148,800
Total Financial Service Company		4,898,800

TOTAL PRIVATE NOTES
(Cost $4,924,195)		4,898,800

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM SECURITY (13.65%)
Money Market Funds
Fidelity Government Portfolio, Class I	4.040%	2,672,744	$2,672,743
			2,672,743

TOTAL SHORT TERM SECURITY
(Cost $2,672,743)			2,672,743

TOTAL INVESTMENTS (99.66%)
(Cost $19,207,297)			$19,507,573

OTHER ASSETS IN EXCESS OF LIABILITIES (0.34%)			67,535

NET ASSETS (100.00%)			$19,575,108

Investment Abbreviation:

SOFR - Secured Overnight Financing Rate

Reference Rate:

3M US SOFR - 1 Day US SOFR as of September 30, 2025 was 4.35%

See Notes to Financial Statements.

Annual Report | September 30, 2025	5

Alpha Alternative Assets Fund	Portfolio of Investments
September 30, 2025

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section. As of September 30, 2025, the investments that have been classified as Level 3 was $4,799,974, representing 24.52% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	Private investment company that does not issue shares or units.
(d)	In accordance with ASC 820-10, the investment is valued using the practical expedient methodology.
(e)	Security deemed to be restricted as of September 30, 2025. As of September 30, 2025, the fair value of restricted securities in the aggregate was $8,206,398, representing 41.92% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(f)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2025 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Wildbrain - IOM Debt Financing is comprised of two securities 1) a loan participation agreement in the amount of $506,812, and 2) warrants in the amount of 20,197.

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Statement of Assets and Liabilities
September 30, 2025

ASSETS
Investments, at value	$19,507,573
Receivable for shares sold	27
Dividends and interest receivable	365,302
Receivable due from advisor	87,946
Prepaid expenses	26,392
Total assets	19,987,240

LIABILITIES
Payable for shares redeemed	2,786
Distributions payable	292,815
Payable for administration and accounting fees	27,206
Payable for Chief Compliance Officer fees	4,167
Payable for transfer agency fees	11,559
Payable to trustees	11,251
Payable for audit fees	31,272
Accrued expenses and other liabilities	31,076
Total liabilities	412,132
NET ASSETS	$19,575,108
Commitment and Contingencies (Note 7)

NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$23,502,729
Accumulated loss	(3,927,621)
NET ASSETS	$19,575,108

INVESTMENTS, AT COST	$19,207,297

PRICING OF SHARES
Class A
Net asset value	$6.31
Net assets	11,071
Shares of beneficial interest outstanding	1,755
Maximum offering price per share ((NAV/0.9500), based on maximum sales charge of 5.00% of the offering price)	6.64
Class I
Net asset value and maximum offering price	6.37
Net assets	19,564,037
Shares of beneficial interest outstanding	3,069,481

See Notes to Financial Statements.
Annual Report | September 30, 2025	7

Alpha Alternative Assets Fund	Statement of Operations
For the Year Ended September 30, 2025

INVESTMENT INCOME
Dividends	$221,972
Interest	1,202,543
Other Income	441
Total investment income	1,424,956

EXPENSES
Advisory fees (Note 7)	285,428
Fund administrative fees	138,869
Transfer agent fees and expenses	80,000
Audit and tax fees	53,381
Registration fees	47,928
Custody fees	18,898
Trustees' fees and expenses	39,376
Legal fees	49,965
Chief Compliance Officer fees	25,000
Insurance fees	44,389
Printing fees	16,644
Fund accounting fees	6,420
Miscellaneous fees	23,866
Total expenses	830,164
Advisory fees waived and other expenses absorbed (Note 7)	(373,395)
Net expenses	456,769
NET INVESTMENT INCOME	968,187

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments	126,098
Net change in unrealized depreciation on investments	(323,876)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(197,778)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$770,409

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
OPERATIONS
Net investment income	$968,187	$552,492
Net realized gain/(loss) on investments	126,098	(1,838,309)
Net change in unrealized appreciation/(depreciation) on investments	(323,876)	2,428,641
Net increase in net assets resulting from operations	770,409	1,142,824

DISTRIBUTIONS
From distributable earnings
Class A	(478)	(371)
Class I	(851,503)	(552,477)
Net decrease in net assets from distributions	(851,981)	(552,848)

CAPITAL SHARE TRANSACTIONS
Class A
Net proceeds from shares sold	–	10,144
Reinvestment of distributions	478	227
Cost of shares redeemed	–	–
Class I
Net proceeds from shares sold	2,003,394	15,755,175
Reinvestment of distributions	526,497	416,859
Cost of shares redeemed	(1,913,420)	(1,547,873)
Net increase from capital share transactions	616,949	14,634,532

Net increase in net assets	535,377	15,224,508

NET ASSETS
Beginning of year	19,039,731	3,815,223
End of year	$19,575,108	$19,039,731

See Notes to Financial Statements.

Annual Report | September 30, 2025	9

Alpha Alternative Assets Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
OTHER INFORMATION
Share Transactions
Class A
Shares sold	–	1,643
Shares reinvested	76	37
Shares redeemed	–	–
Class I
Shares sold	313,031	2,541,147
Shares reinvested	82,421	66,490
Shares redeemed	(298,747)	(249,583)
Net increase in capital share transactions	96,781	2,359,734

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Statement of Cash Flows
For the Year Ended September 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$770,409
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(23,617,710)
Proceeds from disposition of investments	22,809,601
Amortization of premium and accretion of discount on investments	(360)
Net purchase of short-term investment securities	(107,091)
Net realized (gain)/loss on investments	(126,098)
Net change in unrealized (appreciation)/depreciation on investments	323,876
(Increase) decrease in assets:
Receivable due from adviser	19,817
Dividends and interest receivable	(132,284)
Prepaid expenses and other assets	23,098
Increase (decrease) in liabilities:
Payable to trustee	(5,624)
Accrued legal and audit fees payable	1,772
Accrued fund accounting and administration fees payable	(10,151)
Accrued transfer agency fees payable	11,559
Other payables and accrued expenses	18,499
Net cash used in operating activities	(20,687)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	2,004,994
Cost of shares redeemed	(1,952,116)
Cash distributions paid	(32,191)
Net cash provided by financing activities	20,687

NET INCREASE IN CASH FOR THE PERIOD	–

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	$–
CASH AND CASH EQUIVALENTS, END OF YEAR	$–
$–

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$526,975

See Notes to Financial Statements.

Annual Report | September 30, 2025	11

Alpha Alternative Assets Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2025	For the Period October 3, 2023 (Inception) to September 30, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$6.34	$6.18

INCOME FROM OPERATIONS
Net investment income(a)	0.32	0.21
Net realized and unrealized gain/(loss) on investments	(0.07)	0.18
Total from investment operations	0.25	0.39

DISTRIBUTIONS
From net investment income	(0.28)	(0.23)
Total distributions	(0.28)	(0.23)

INCREASE/(DECREASE) IN NET ASSET VALUE	(0.03)	0.16
NET ASSET VALUE, END OF PERIOD	$6.31	$6.34
TOTAL RETURN(b)	4.03%	6.49	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$11	$11

RATIOS TO AVERAGE NET ASSETS
Expenses	4.09%	5.41	%(d)
Expenses, after waiver	2.40%	2.65	%(d)
Net investment income, after waiver	5.00%	3.44	%(d)

PORTFOLIO TURNOVER RATE(e)	160%	103	%(c)

(a)	Based on average shares outstanding for the period.
(b)	Total returns would have been lower had expenses not been waived by the investment advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchase of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is for the fund as a whole.

See Notes to Financial Statements.
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Intentionally left blank

Alpha Alternative Assets Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Expenses, after waiver
Net investment income, after waiver

PORTFOLIO TURNOVER RATE(g)

See Notes to Financial Statements.
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Alpha Alternative Assets Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
$6.40	$6.21	$6.59	$9.43		$10.25

0.33	0.20	0.47	0.41		0.49
(0.07)	0.17	(0.37)	(2.25)		(0.81)
0.26	0.37	0.10	(1.84)		(0.32)

(0.29)	(0.18)	(0.46)	(0.44)		(0.50)
–	–	(0.02)	(0.56)		–
(0.29)	(0.18)	(0.48)	(1.00)		(0.50)

(0.03)	0.19	(0.38)	(2.84)		(0.82)
$6.37	$6.40	$6.21	$6.59		$9.43
4.08%	6.11%	1.54%	(21.00%)		(3.25	%)(c)

$19,564	$19,029	$3,815	$4,696		$10,945

4.36%	4.39%	11.67%	6.36%		5.66	%(d)(e)
2.40%	2.40%	2.40%	1.99	%(f)	1.95	%(d)
5.09%	3.24%	7.29%	5.33%		4.95	%(d)

160%	103%	95%	24%		132%

(a)	Based on average shares outstanding for the period.
(b)	Total returns would have been lower had expenses not been waived by the investment advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchase of Fund shares.
(c)	0.62% of the Fund's total return consists of voluntary reimbursement by the adviser for tax expense. Excluding this item, total return would have been (3.87)%.
(d)	Ratio of brokerage fees to average net assets was less than 0.005%.
(e)	Includes tax expense. If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 5.09%.

See Notes to Financial Statements.

Annual Report | September 30, 2025	15

Alpha Alternative Assets Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(f)	Effective September 1, 2022, the Advisor has contractually agreed to limit the operating expenses to 2.40%. Prior to September 1, 2022, the Advisor had contractually agreed to limit the annual operating expenses to 1.95%.
(g)	Portfolio turnover rate is for the fund as a whole.

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

1. ORGANIZATION

The Alpha Alternative Assets Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Securities Act”) on May 9, 2019 and is authorized as a Delaware statutory trust. The Fund operates as an interval fund and offers Class A and Class I shares. Class A shares commenced operations on October 3, 2023. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Alpha Growth Management, LLC (“Alpha Growth”) serves as the investment adviser (the “Adviser”) of the Fund. Prior to September 1, 2022, A3 Financial Investments, LLC (“Previous Adviser”) served as the investment adviser of the Fund. The Fund’s investment objective is current income and long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Private loans are valued using market models that consider trade data, quotations from dealers and active market participants, relevant yield curve and spread data, creditworthiness of the borrower, market information on comparable instruments, and other loan-specific characteristics.

Annual Report | September 30, 2025	17

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

For equity securities and mutual funds that are traded on an exchange, the market price is the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Some of the private funds in which the Fund invests (“Private Fund Investments”) are not publicly traded. The Private Fund Investments measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund applies the practical expedient to value its investments in Private Fund Investments at their respective NAVs at each quarter – as this method more accurately estimates the actual value of each Private Fund Investment at quarter-end. For non-calendar quarter-end days, the Adviser, as the Board of Trustees’ “valuation designee” under 1940 Act Rule 2a-5, may consider certain information provided by a Private Fund Investment’s investment manager to determine the estimated value of the Fund’s holdings in such Private Fund Investments. The valuation provided by the investment manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Fund Investments, the Adviser considers, among other things, information provided by the Private Fund Investments, including quarterly unaudited financial statements.

Money market funds, representing short-term investments, are valued at their net assets value ("NAV").

The Adviser has designated a valuation committee to oversee the funds valuation of the Fund's investment portfolio.

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee. The Board has designated the Adviser as the valuation designee.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

ALPHA ALTERNATIVE ASSETS FUND

Investments in Securities at Value	Level 1 - Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Investments Valued at Net Asset Value(1)	Total
Private Fund Investments	$–	$–	$1,922,965	$3,530,589	$5,453,554
Asset-Backed Securities	–	4,355,467	–	–	4,355,467
Private Loans	–	–	2,127,009	–	2,127,009
Private Notes	–	4,148,800	750,000	–	4,898,800
Short Term Security	2,672,743	–	–	–	2,672,743
Total	$2,672,743	$8,504,267	$4,799,974	$3,530,589	$19,507,573

(1)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets & Liabilities.

Annual Report | September 30, 2025	19

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Balance as of October 1, 2024	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2025	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2025
Private Fund Investments	2,944,106	–	–	–	(1,071,138)	50,000	(3)	–	$–	$1,922,965	$(1,071,138)
Asset Backed Securities	–	–	–	–	–	–	–	–	$–	$–	$–
Private Loans	–	–	–	–	42,246	2,100,000	(15,237)	–	$–	$2,127,009	42,246
Corporate Bond	–	–	–	–	–	–	–	–	$–	$–	$–
Private Notes	750,000	–	–	–	–	–	–	–	$–	$750,000	$–
	$3,694,106	$–	$–	$–	$(1,028,892)	$2,150,000	$(15,240)	$–	$–	$4,799,974	$(1,028,892)

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Impact to Valuation from an Increase in Input(2)
Private Fund Investments	$1,922,965	Income Approach	Discount Rate	10.75% - 12.03%	Decrease
Private Loans Alpha Alternative Strategies ICAV	$1,600,000	Income Approach	Collateral Control	N/A	Increase
Wildbrain - IOM Debt Financing 12/17/2028 14.00%	$527,009	Market Approach	Discount Rate	30%	Decrease
Private Notes	$750,000	Income Approach	Collateral Control	N/A	Increase

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s net assets than if such net assets had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem shares on a daily basis. A shareholder may not be able to tender its shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Credit Risk

There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of a debt instrument by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a debt instrument and thereby in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the debt instrument. Default, or the market’s perception that an issuer is likely to default, could reduce the value of a debt instrument, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, climate change and climate related events, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made. As of and during the year ended September 30, 2025, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax return is subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions and has concluded that as of September 30, 2025, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Annual Report | September 30, 2025	21

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Distributions to shareholders are recorded in the Fund's records on ex-date. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

3. TAX BASIS INFORMATION

Components of Distributable Earnings on a Tax Basis: As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

(Over)/Undistributed Ordinary Income	$335
Accumulated capital losses	(4,277,593)
Net unrealized appreciation on investments	350,044
Other cumulative effect of timing differences	(407)
Total	$(3,927,621)

As of September 30, 2025, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Distributable Earnings
Alpha Alternative Assets Fund	$(2,670)	$2,670

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2025, were as follows:

Distributions Paid From:
Ordinary Income	$851,981
Net long-term capital gains	–
Total distributions paid	$851,981

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2024, were as follows:

Distributions Paid From:
Ordinary Income	$552,848
Net long-term capital gains	–
Total distributions paid	$552,848

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2025, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross appreciation (excess of value over tax cost)	$1,460,222
Gross depreciation (excess of tax cost over value)	(1,110,178)
Net unrealized appreciation	$350,044
Cost of investments for income tax purposes	$19,157,529

Annual Report | September 30, 2025	23

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and partnerships.

During the fiscal year ended September 30, 2025, the Fund utilized capital losses carried forward from the prior fiscal year, in the amount of $194,829.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Alpha Alternative Assets Fund	$40,103	$4,237,490

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2025, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Alpha Alternative Assets Fund	$23,617,710	$22,809,601

5. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of September 30, 2025, the Fund invested in the following restricted securities:

Investments	Cost	Fair Value	Acquisition Date	% of Net Assets	Unfunded Commitments as of September 30, 2025
MEP Capital IV, L.P. (1)	$1,643,188	$1,771,639	5/9/2024	9.05%	$1,392,179
Thrivest Legal Funding, LLC Promissory Note	4,174,195	4,148,800	5/1/2024	21.19%	N/A
Wildbrain - IOM Debt Financing	484,763	527,009	2/3/2025	2.69%	N/A
WSP TGA Holdings, LLC	796,635	1,758,950	8/30/2024	8.99%	N/A

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

(1)	In accordance with ASC 820-10, the Private Fund Investment is valued using the practical expedient. The Private Fund Investment does not allow for a redemption notice or redemption frequency. While a sale in the Private Fund Investment can be requested, there is no guarantee the Fund will be paid all or any of the redemption amount at the sale requested. The Private Fund Investment can temporarily suspend sales requests if the general partner or its respective Board deems it in the best interest of its shareholders.

6. CAPITAL STOCK

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment is for Class I shares and Class A shares is $5,000 and $2,500, respectively. However, there are no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of the Adviser or Distributor or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the repurchase offer ends, or the next business day if the 14th day is not a business day. The results of the Class I shares repurchase offers conducted for the year ended September 30, 2025 are as follows:

Commencement Date	November 15, 2024	February 14, 2025	May 16, 2025	August 16, 2025
Repurchase Request	December 17, 2024	March 17, 2025	June 16, 2025	September 16, 2025
Repurchase Pricing date	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Net Asset Value as of Repurchase Offer Date	$6.36	$6.42	$6.39	$6.34
Amount Repurchased	$14,925	$967,822	$927,888	$2,786
Percentage of Outstanding Shares Repurchased	0.08%	5.04%	5.00%	0.01%

Annual Report | September 30, 2025	25

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Alpha Growth Management, LLC serves as the Fund’s investment adviser pursuant to a management agreement with the Fund that has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive a monthly fee at the annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2026, to waive management fees and to pay or absorb the ordinary annual operating expenses of the Fund and the organizational and offering expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, distribution and shareholder servicing fees, and extraordinary expenses) to the extent that the management fees plus the Fund's expenses exceed 2.40% per annum of the Fund's average daily net assets attributable to class A shares and class I shares.

For the year ended September 30, 2025, the Adviser waived fees and reimbursed expenses totaling $373,395. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Adviser, the Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At September 30, 2025, the amount of these potentially recoverable expenses is $1,120,226 expiring on the dates below:

As of September 30, 2025, the balance of recoupable expenses was as follows:

	Class A	Class I
September 30, 2026	$–	$407,387
September 30, 2027	277	339,167
September 30, 2028	183	373,212
Total	$460	$1,119,766

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the year ended September 30, 2025, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shareholder servicing fees are accrued at an annual rate of 0.25% of average daily net assets of Class A shares. For the year ended September 30, 2025, the Fund incurred shareholder servicing fees of $0 for Class A shares. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

Certain officers and a Trustee of the Fund are affiliated with the Distributor.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

9. SEGMENT REPORTING

The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment. Disclosures (“ASU 2023-07”) during the year. The Fund's adoption of the new standard impacted financial statement disclosures only and did not affect the Fund's financial position or results of operations. ASU 2023-07 establishes standards for reporting information about operating segments on a basis consistent with the Fund’s internal organizational structure. The Fund uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Fund’s chief operating decision maker (“CODM”) for making decisions, allocating resources, and assessing performance. The Fund’s CODM has been identified as the Chief Executive Officer, who reviews consolidated results presented within the Fund’s financial statements when making decisions about allocating resources and assessing performance of the Fund.

Annual Report | September 30, 2025	27

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2025

10. SIGNIFICANT SHAREHOLDERS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2025, the following entities owned beneficially more than 25% of the Fund’s outstanding shares.

Name	Percentage
ROSE NOMINEES LIMITED	97.16%

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Based on the evaluation, no adjustments or disclosures were required to the financial statements as of September 30, 2025.

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Alpha Alternative Assets Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of Alpha Alternative Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alpha Alternative Assets Fund (the “Fund”) as of September 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights, for the years ended September 30, 2022, and September 30, 2021, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and private issuers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Greenwood Village, Colorado

December 19, 2025

Annual Report | September 30, 2025	29

Alpha Alternative Assets Fund	Additional Information
September 30, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at (877) 774-7724, or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at (877) 774-7724, or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) (877) 774-7724, or by writing to the Fund at c/o SS&C GIDS, Inc at P.O. Box 219597, Kansas City, MO 64121-9597.

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Alpha Alternative Assets Fund	Privacy Policy
September 30, 2025 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    Account transactions

●    Account balances

●    Transaction history

●    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions? Call (949) 326-9769 or visit fund website: https://funds.alphagrowthmgt.com/

Annual Report | September 30, 2025	31

Alpha Alternative Assets Fund	Privacy Policy
September 30, 2025 (Unaudited)

Who is providing this notice?	Alpha Alternative Assets Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.
Alpha	The excess returns earned on an investment above the benchmark return.

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Alpha Alternative Assets Fund	Trustees and Officers
September 30, 2025 (Unaudited)

Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Alpha Growth Management, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Kate Davis 1981	Trustee	September 2021	Managing Director and Senior Portfolio Manager, Portfolio Management, Harrison Street Real Estate Capital LLC (2021 - Present); Principal, Radcliffe Capital LLC (2020); President and Portfolio Manager, Broadstone Real Estate Access Fund (2017 – 2020); Portfolio Manager and Head of Research & Operations, Resource America, Inc. (2013 – 2017).	1	None
Felix Rivera 1963	Trustee	September 2021	Managing Partner, Independent Channel Advisors, LLC (2011 – Present).	1	Advisors Preferred Trust; Centerstone Investors Trust; Roundhill ETF Trust
Patrick Seese 1971	Trustee	September 2021	Managing Director, Integris Partners (2008 – Present).	1	ALPS Series Trust

*	The term of office for each Trustee listed above will continue indefinitely.
**	The “Fund Complex” consists of the Fund.
***	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Annual Report | September 30, 2025	33

Alpha Alternative Assets Fund	Trustees and Officers
September 30, 2025 (Unaudited)

INTERESTED TRUSTEE

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Stephen Kyllo 1976	Trustee President and Principal Executive Officer	February 2025	Managing Director, SS&C ALPS (2019 – Present).	1	None

*	The term of office for each Trustee listed above will continue indefinitely.
**	The “Fund Complex” consists of the Fund.
***	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

34	www.alphagrowthmgt.com

Alpha Alternative Assets Fund	Trustees and Officers
September 30, 2025 (Unaudited)

OFFICERS

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jill McFate 1978	Treasurer and Principal Financial Officer	May 2024	Senior Director, Fund Administration, SS&C ALPS (2021 – Present).	N/A	N/A
Camilla Nwokonko 1995	Secretary	November 2024	Legal Counsel, ALPS Fund Services, Inc. (September 2024 – Present); Associate Attorney, U.S. Bank Global Fund Services (June 2021 – August 2024); Law Clerk, Northwestern Mutual (May 2020 – April 2021); Consultant, Oracle Corporation (June 2017 – August 2019).	N/A	N/A
Jolene Olson 1974	Assistant Secretary	May 2024	Senior Paralegal, ALPS Fund Services, Inc. (May 2024 – Present); Senior Paralegal & Officer, State Street Bank & Trust (September 2001 – January 2024).	N/A	N/A
Theodore J. Uhl 1974	Chief Compliance Officer	November 2023	Deputy Compliance Officer, ALPS Fund Services Inc. (2010 – Present).	N/A	N/A

Annual Report | September 30, 2025	35

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller,

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to provisions of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Felix Rivera is qualified to serve as the audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year are $26,800 for 2025 and $36,500 for 2024.

Audit-Related Fees

(b)	The aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2024. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)	The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2025 and $6,850 for 2024.

All Other Fees

(d)	The aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2024.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $[0] for 2025 and $0 for 2024.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable to the registrant.

Item 7. Financial Statements and Financial Highlight for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding the Basis for Approval of the Investment Advisory Contract for Alpha Alternative Assets Fund (the “Registrant”) is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Alpha Alternative Assets Fund

Proxy Voting Policy and Procedures

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Investment Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30bl-4 under the 1940 Act (the “Proxy Duties”).

The Fund’s CCO shall ensure that the Investment Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Advisers

The Fund believes that the Investment Adviser is in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Investment Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the Investment Adviser except as provided herein; and

(2)	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

(3)	Annually the Investment Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve each Proxy Voting and Disclosure Policy of the Investment Adviser (the “Investment Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption by the Investment Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Investment Adviser or an affiliated person of the Fund, or its investment adviser, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Adopted: November 21, 2023

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following biographical information about the members of Alpha Growth Management, LLC (the "Adviser") who are primarily responsible for the day-to-day portfolio management of the Alpha Alternative Assets Fund as of September 30, 2025:

Gobind Sahney

Mr. Sahney has served as portfolio manager of the Fund since September 2022. Mr. Sahney is a principal of the Adviser and Chairman and CEO of Alpha Growth PLC and Director of Alpha Longevity Management Limited, an investment management company regulated and licensed by the Financial Services Commission of the British Virgin Islands. He has performed at senior executive level within multiple organizations that specialize in distressed debt and discounted assets totaling in excess of $750m across North America, Europe and the UK. Prior to founding Alpha Growth PLC in 2015 Mr. Sahney was the Chairman of Stratmin Global Resources pie from 2011 to 2014. His involvement began with its investment and turnaround which consisted of £2 million in distressed assets. As Chairman, he organized and executed a turnaround through the liquidation of those assets and the identification and reverse takeover of a mining company and the associated multi-million pound fundraise. As principal of GO Services LLC, a multi-national distress debt asset manager, from 1998 to 2015, he has spoken as a subject matter expert on distressed debt and discounted asset investing at ACA International conferences in the US, and at Credit Services Association conferences in the UK. Mr. Sahney is a graduate of Babson College, Wellesley, Massachusetts, and holds a Bachelors degree in accounting and finance. He also served on the board of trustees of Babson College from 2001 to 2010.

Jason Sutherland

Mr. Sutherland has served as portfolio manager of the Fund since September 2022 and is the founder and Senior Partner of Citadel Legal Services LLC, and represents clients across North America, Europe and Asia, predominantly within the insurance backed assets industry. Additionally, since 2013, Mr. Sutherland has served as the Senior Vice President of Capital Markets and Senior Counsel for DRB Financial Solutions which is majority owned by the Blackstone Tactical Opportunities Group. Since joining DRB in 2015, Mr. Sutherland has negotiated and structured multiple warehousing facilities of up to $600m. He also launched the first ever AAA rated placements of mortality backed linked annuity receivables totaling $15lm. Mr. Sutherland recently ran $3bn of policies under the Lamington Road Fund in Dublin, Ireland which was acquired by Emergent Capital, ran Citadel's London office at the same time, and was Managing Director of DLP funding group out of London under Peach Holdings LLC, with $ l .5bn under management. Prior to that Mr. Sutherland spent 12 years with the Peach Holdings Group, most recently as Managing Director of Legal and operations for Peachtree Asset Management based in London and Luxembourg, a Global leader in uncorrelated investments for institutional clients, where he obtained FCA approval, guiding the fundraising efforts, and coordinating with regulatory bodies in UK, US, Cayman Islands, Luxembourg and Ireland. Mr. Sutherland received his Juris Doctorate in Boston in 1999 and was subsequently admitted to the State Bar of Georgia. Mr. Sutherland is also a member of the New York Bar, United States Supreme Court, Georgia Supreme Court among others, and maintains an FCA CFl, CF3, CFlO and CFll.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of lnterest

As of September 30, 2025, Messrs. Gobind Sahney and Jason Sutherland and managed the following other accounts:

Gobind Sahney	Number of Accounts	Total Assets	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees (in millions)
Registered Investment Companies		$- million		$- million
Other Pooled Investment Vehicles	1	$10 million	1	$10 million
Other Accounts		$- million		$- million

Jason Sutherland	Number of Accounts	Total Assets	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees (in millions)
Registered Investment Companies		$- million		$- million
Other Pooled Investment Vehicles	1	$10 million	1	$10 million
Other Accounts		$- million		$- million

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars," if any). Some of these service providers may be affiliated with the Adviser. The Adviser has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (e.g., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund's behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, tax and U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), considerations and other regulatory considerations, risk parameters, existence of a pre-existing position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates' other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. For additional information about conflicts of interest relevant to the Fund, see "Conflicts of lnterest" in the SAI.

(a)(3)	Compensation Structure of Portfolio Manager

Portfolio Manager Compensation

Alpha Growth Management:

The Portfolio Managers are paid on a total compensation basis, which includes: (i) fixed pay (base salary) and (ii) variable compensation. Fixed pay is the key and primary element of compensation for the majority of the Portfolio Managers and reflects the value of the individual's role and function within the organization. It rewards factors that the Portfolio Manager brings to the organization such as skills and experience, while reflecting regional and divisional specifics. Fixed pay levels play a significant role in ensuring competitiveness of the Adviser in the labor market, thus benchmarking provides a valuable input when determining fixed pay levels. Variable compensation is a discretionary compensation element that enables the Adviser to provide an additional reward the Portfolio Managers, for their performance and behaviors and is designed to reward each individual for their role in producing positive results for the Fund. Variable compensation awards reflect each individual's positive role in affecting the Fund and the Investment Adviser's goals in achieving continuous, above average Fund performance relative to benchmarks and the market. Such compensation may be provided in the form of cash, equity awards, or stock options granted by the Investment Adviser's parent company, Alpha Growth PLC.

The proportion of variable compensation delivered via a long-term incentive award, which is subject to performance and forfeiture provisions, will increase significantly as the amount of the variable compensation increases. In addition, additional forfeiture and claw back provisions, including complete forfeiture and claw back of variable compensation, may apply in certain circumstances. For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, the Adviser seeks to offer competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate the Fund's Portfolio Managers, in light of and consistent with the compensation principles set forth above, the Adviser reviews investment performance for all accounts managed in relation to the appropriate peer group universe with respect to a fund. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining total compensation, the Adviser considers a number of quantitative, qualitative and other factors: (i) Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate peer group universe for a fund) are utilized to measure performance; (ii) Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review; and (iii) Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Fund) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

(a)(4)	Disclosure of Securities Ownership

Portfolio Management Team's Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gobind Sahney	None
Jason Sutherland	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not Applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”). No such proposals were received.

Item 16. Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable to registrant.

(b)	Not Applicable to registrant.

Item 19. Exhibits.

(a)(1)	The Code of Ethics or any amendments there, that is subject to disclosure required by Item 2 are attached hereto as Exhibit 99.CODE.ETH.

(a)(2)	The certifications pursuant to Section Rule 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99 CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpha Alternative Assets Fund

By:	/s/ Stephen Kyllo
Stephen Kyllo
(President and Principal Executive Officer)

Date:	December 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen Kyllo
Stephen Kyllo
(President and Principal Executive Officer)

Date:	December 23, 2025

By:	/s/ Jill McFate
Jill McFate
(Treasurer and Principal Financial Officer)

Date:	December 23, 2025